UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2012

Health Care REIT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio		43615
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Effective October 23, 2000, the Securities and Exchange Commission (the “SEC”) adopted rules related to insider trading. One of these rules, Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, provides an exemption to the insider trading rules in the form of an affirmative defense. Rule 10b5-1 recognizes the creation of formal programs under which executives and other insiders may sell the securities of publicly traded companies on a regular basis pursuant to written plans that are entered into at a time when the plan participants are not aware of material non-public information and that otherwise comply with the requirements of Rule 10b5-1.

On January 28, 2003, the Board of Directors of Health Care REIT, Inc. (the “Company”) adopted a resolution modifying its insider trading policy to allow insiders to sell securities of the Company pursuant to pre-arranged trading plans.

Effective November 19, 2012, Jeffrey H. Miller, Executive Vice President-Operations and General Counsel of the Company, entered into a plan pursuant to which he instructed his broker to sell up to 3,600 shares of the Company’s common stock and to exercise options and sell up to 24,679 shares of the Company’s common stock during the period between December 3, 2012 and August 30, 2013. The number of shares to be sold under Mr. Miller’s plan ranges from 2,214 to 9,111 shares per month, not including any unsold shares that might be carried over from previous months.

On November 20, 2012, George L. Chapman, Chairman, Chief Executive Officer and President of the Company, entered into a plan pursuant to which he instructed his broker to sell up to 26,527 shares of the Company’s common stock, exercise options and sell up to 56,631 shares of the Company’s common stock and exercise options and hold 1,531 shares of the Company’s common stock during the period between December 10, 2012 and December 31, 2012.

On November 20, 2012, Charles J. Herman, Jr., Executive Vice President and Chief Investment Officer of the Company entered into a plan pursuant to which he instructed his broker to sell up to 19,996 shares of the Company’s common stock during the period between December 4, 2012 and December 31, 2013. The number of shares to be sold under Mr. Herman’s plan ranges from 833 to 10,000 shares per month, not including any unsold shares that might be carried over from previous months.

Reports of the details of actual sales under the plans will be filed by Messrs. Miller, Chapman and Herman on Form 4s in accordance with SEC regulations.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH CARE REIT, INC.

By:	/s/ GEORGE L. CHAPMAN
George L. Chapman
Its:	Chairman, Chief Executive Officer and President

Dated: November 21, 2012